FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

                            DATED: NOVEMBER 17, 1998


                            EMPLOYEE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)



           ARIZONA                        0-22600                86-0676898
(State or other jurisdiction of         (Commission            (IRS Employer
        incorporation)                  File Number)         Identification No.)


6225 N. 24TH STREET, PHOENIX, ARIZONA                               85016
 (Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (602) 955-5556

ITEM 5. OTHER EVENTS

        Employee Solutions, Inc., an Arizona corporation (the "Company") recently announced that it has reached an agreement to settle all of the securities class action lawsuits currently pending against the Company. The agreement is subject to the signing of a formal settlement agreement and court approval.

        For additional information, please refer to the press release dated November 17, 1998, which is attached as Exhibit 99.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        1.  Exhibits. See exhibit index attached hereto.

        2.  Financial Statements. None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            EMPLOYEE SOLUTIONS, INC.



Date: November 18, 1998                     By: /s/ James E. Gorman
      ------------------                       ---------------------------------
                                                    James E. Gorman
                                                    Chief Executive Officer

                            EMPLOYEE SOLUTIONS, INC.
                                    FORM 8-K
                            DATED: NOVEMBER 17, 1998
                                  EXHIBIT INDEX


Exhibit No.                Description                            Filed Herewith
-----------                -----------                            --------------

   99           Press release dated November 17, 1998,                   X
                "Employee Solutions Announces Agreements to
                Settle Securities Class Action Lawsuits."